                                                                    EXHIBIT 99.2



                             TENNECO AUTOMOTIVE INC.
   STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO SARBANES-OXLEY ACT OF 2002




      I, Mark A. McCollum, being the Chief Financial Officer of Tenneco Automotive Inc., a Delaware corporation (the "Company"), certify that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Mark A. McCollum
-----------------------
Mark A. McCollum
Dated:  August 14, 2002